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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 12, 2002

                               Winmark Corporation
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

           000-22012                                    41-1622691
   (Commission File Number)              (I.R.S. Employer Identification Number)


           4200 Dahlberg Drive, Suite 100 Golden Valley, MN 55422-4837
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 520-8500
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Regulation FD Disclosure.

         On February 12, 2002, the Company announced in a press release its year end operating results. A copy of the press release is attached as
         Exhibit 99.1 of this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  99.1     Press Release dated February 12, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WINMARK CORPORATION



Date:  February 15, 2002                   By /s/ Mark Hooley
                                              ----------------------------------
                                              Mark Hooley,
                                              Vice President and General Counsel


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                                  EXHIBIT INDEX

                                       to

                           February 12, 2002 Form 8-K

                               Winmark Corporation



Exhibit Number             Exhibit Description

      99.1                 Press Release dated February 12, 2002.